ASSISTANCE AGREEMENT

1. Award No.	2. Modification No.	3. Effective Date	4. CFDA No.
DE-MS0000104		01/01/2025	81.253

5. Awarded To	6. Sponsoring Office	7. Period of Performance
AMERICAN BATTERY TECHNOLOGY COMPANY Attn: Ryan Melsert 100 WASHINGTON ST STE 100 RENO NV 895035643	Manufacturing &Energy Supply Chain U.S. Department of Energy 1000 Independence Avenue, SW Forrestal Building , MESC-1 Washington DC 20585	01/01/2025 through 12/31/2025

8. Type of Agreement	9. Authority	10. Purchase Request or Funding Document No.
☒ Grant ☐ Cooperative Agreement ☐ Other	See Page 2	25MS000077

11. Remittance Address	12. Total Amount	13. Funds Obligated
AMERICAN BATTERY TECHNOLOGY COMPANY Attn: Ryan Melsert 100 Washington Street Suite #100 Reno NV 89503	Govt. Share: $143,600,000.00 Cost Share : $224,892,614.00 Total : $368,492,614.00	This action: $122,993,645.63 Total : $122,993,645.63

14. Principal Investigator	15. Program Manager	16. Administrator
	Bradley W. Belcher Phone: 240-243-5674	U.S. DOE/NETL NATIONAL ENERGY TECH LAB 3610 Collins Ferry Road Morgantown WV 26505-2353

17. Submit Payment Requests To	18. Paying Office	19. Submit Reports To
VIPERS https://vipers.doe.gov Any questions, please contact by call/email 888-251-3557 or payments@hq.doe.gov	VIPERS https://vipers.doe.gov Any questions, please contact by call/email 888-251-3557 or Payments@hq.doe.gov	See Attachment 2

20. Accounting and Appropriation Data
See Schedule

21. Research Title and/or Description of Project
Bipartisan Infrastructure Law (BIL) - Commercial Scale Battery Recycling Facility for the Manufacturing of Domestic Critical Minerals

For the Recipient		For the United States of America	
22. Signature of Person Authorized to Sign		25. Signature of Grants/Agreements Officer Susan Miltenberger	
23. Name and Title	24. Date Signed	26. Name of Officer Susan Miltenberger	27. Date Signed 12/16/2024

NAME OF OFFEROR OR CONTRACTOR
AMERICAN BATTERY TECHNOLOGY COMPANY

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)
	UEI: XYAVRG95G9W6 DOE Award Administrator: Jodi Collins Jodi.Collins@netl.doe.gov 304-285-1390 Principal Investigator: Ryan Melsert rmelsert@batterymetals.com 518-428-0178 Recipient Business Point of Contact: Kristopher Gustafson kgustafson@batterymetals.com 847-525-6334 Period of Performance: 01/01/2025 to 12/31/2028 Budget Period 1 01/01/2025 to 12/31/2025 Budget Period 2 01/01/2026 to 12/31/2026 Budget Period 3 01/01/2027 to 12/31/2027 Budget Period 4 01/01/2028 to 12/31/2028 Authority: Block 9 Authority: Public Law (P.L.) 102-486, Energy Policy Act (EPAct) of 1992, amended by P.L. 109-58, EPAct 2005, Section 911, as amended (codified at 42 U.S.C. § 16191), P.L. 110-140, and P.L. 117-58, Infrastructure Investment and Jobs Act of 2021 (referred to as BIL), Section 40207 (codified at 42 U.S.C. § 18741.) ASAP: NO: STD IMMEDIATE Extent Competed: COMPETED Davis-Bacon Act: YES PI: Ryan Melsert				